Energize 2010

January 6-8
San Francisco
Exhibit 99.2

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Sheridan
Ward
McKenzie
Dawson
Golden Valley
Mercer
Prairie

Bakken producers Abraxas operated wells
Bakken permits Abraxas non-operated wells
2008-2009
Bakken Sleeper
Numerous additional
opportunities
(operated and non-operated)
NO LEASE EXPIRATIONS -
acreage principally held by
production
MINIMAL RESERVES
BOOKED TO-DATE
10% WI NON-OP WELL -
Completing
 AXAS: 3 operated lease
 blocks within 1 location of
 commercial Bakken /
 Three Forks production with
 potential of:

  >100 1st gross
 Bakken
 wells in unit *

Montana   North Dakota
Parshall
Nesson
Anticline
Elm
Coulee
Rough
Rider
* ~90 on 1280 acre unit spacing, excludes Lewis &
 Clark Three Forks potential

The Bakken Advantage
 Total enterprise value - Proved PV10 =
 Bakken acreage value / Net Bakken acres = Bakken value per acre
Small-cap Bakken Players
	Bakken value per acre	Q3 2009 Boepd
Company A	$ 3,149	144
Company B	$ 4,498	5,200
Company C	$ 6,768	963
Company D	$ 6,839	751
Company E	$15,244	5,348

AXAS	$ 1,613	4,430
AXAS utilizing mid-year proved reserves on a typical bank
 price deck
Source: Company filings with the SEC

TEV / Proved Boe

$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-

82% undervalued compared to E&P in analysis

TEV / Boepd

$195,000
$165,000
$135,000
$105,000
$75,000
$45,000
$15,000

Peer Group Analysis
Source: Company filings with the SEC and market capitalization on December 30, 2009

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, EXXI, FXEN, GDP, GEOI, GMET, GMXR,
 GPOR, GPR, GST, GSX, KOG, MCF, MHR, MMR, NGAS, NOG, PETD, PHX, PINN, PQ, PVA, RAME, REXX, SFY, SGY, TMR, VQ, WRES)
Mean equates to an AXAS share price of:
$19.42
Mean equates to an AXAS share price of:
$5.56
48% undervalued compared to E&P in analysis

G&A / Boe
$25.00
$20.00
$15.00
$10.00
$5.00
$-

LOE / Boe
$25.00
$20.00
$15.00
$10.00
$5.00
$-

LTD / Proved Boe
$20.00
$15.00
$10.00
$5.00
$-

Peer Group Analysis
65% under average of E&P in analysis
In-line with average of E&P in analysis
In-line with average of E&P in analysis
Source: Company filings with the SEC

E&P analysis includes market capitalization < $1B (AEZ, AREX, ATPG, AXAS, CFW, CPE, CRZO, CWEI, DBLE, DNE, DPTR, END, EPM, EXXI, FXEN, GDP, GEOI, GMET, GMXR,
 GPOR, GPR, GST, GSX, KOG, MCF, MHR, MMR, NGAS, NOG, PETD, PHX, PINN, PQ, PVA, RAME, REXX, SFY, SGY, TMR, VQ, WRES)

Special Situation
 ▪ Exciting upside (not just the Bakken)
 ▪ Undervalued
 ▪ Why ?
 ▪ 26 months in SEC
 ▪ Complicated financials
 ▪ Analyst & investors don’t relish homework
 ▪ Solution !
 ▪ Merger closed - October 5, 2009
 ▪ Tell the story
 ▪ Straight forward financials (except MTM on commodity swaps)

Background
 ➢ Abraxas Petroleum Corporation
 ▪ Founded in 1977
 ▪ NASDAQ: AXAS
 ➢ 2006 - 2008: Upstream MLPs were reincarnated
 ▪ Attractive cost of capital - yields < 10%
 ➢ Abraxas Energy was formed in May 2007 as an upstream master limited partnership (“MLP”) to produce, develop and acquire oil and gas properties
 ▪ AXAS contributed properties to MLP
 – Sold 53% to institutional investors ($100 million private placement)
 ▪ Lehman Brothers / Citigroup / Merrill Lynch
 ▪ Top-tick market: 9% yield
 – AXAS retained 47% of MLP
 – AXAS owns 100% of general partner, which manages MLP
 ▪ MLP required to “go public”

IPO Timeline
2007
 July 2007 - MLP filed initial registration statement (S-1) for IPO
 November 2007 - cleared by the SEC (S-1/A #4)
 November 2007 - won bid on large property acquisition from St. Mary - financed with senior bank debt & 2nd lien bridge (extension from private investors)
2008
 July 2008 - cleared by the SEC (S-1/A #7)
 July 2008 - lead underwriter walked
 September 2008 - new underwriting syndicate in place (S-1/A #8)
 September 2008 - financial world started its collapse
     (extension from private investors)
2009
 January 2009 - maturity date of sub. debt extended to July 1
 January 2009 - MLP yields > 20% = downsize IPO, need 2nd lien
      (underwriting syndicate walks)
 March 2009 - new underwriting syndicate in place (S-1/A #9), launch 2nd lien
 April 2009 - new 2nd lien terms unacceptable / vicious circle / explore alternatives
     (extension from private investors)

E&P MLP Peer Group Performance
(assumes $100 investment at IPO)
225
200
175
150
125
100
75
50
25
0
Jan-06
Mar-06
May-06
Jul-06
Aug-06
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
S&P 500
CEP Constellation Energy
VNR Vanguard Resources
LINE Linn Energy
ATN Atlas Energy
QELP Quest Energy
EVEP EV Energy
LGCY Legacy Reserves
PSE Pioneer Southwest
BBEP BreitBurn Energy
ENP Encore Energy

Upstream MLP Meltdown
 Market darling à ??
 ▪ Last IPO - April 2008
 ▪ 4 MLPs - suspended distributions
 ▪ Bank support diminished for upstream MLPs

Situation:

MLP needed to re-finance 2nd lien bridge loan

- New 2nd lien "restricted" distributions
  - No IPO for MLP
  - $0 cash to AXAS
  - No IPO, no 2nd lien

AXAS faced with potential massive dilution

- Exchange and registration rights / stockholder vote
- MLP private investors opposed to small IPO

Best Solution:

Merge MLP back into AXAS

- $ million ? = 'fair' terms for all stakeholders

Alternatives

May – June – Negotiated merger terms with private investors

June 18 – Announced intent to merge

June 30 – Announced execution of definitive agreements

July 10 – Filed preliminary proxy statement with SEC

- SEC – received 10 comments on August 18th
- Amendment No. 2 filed on August 19th
- SEC – received 4 comments on September 1st

September 8 – Mailed definitive proxy statement to stockholders

October 5 – Closed merger

- **Units sold for $16.67 per common unit**
- **Units bought back for $6.00 per common unit**
- **Exchange ratio: 4.25 shares of AXAS common stock**
    - **26.2 million issuance**
- **90-day lock-up / 3-year staggered lock-up thereafter**

Merger Events

New and Improved AXAS
Abraxas Petroleum Corporation
 • High quality assets
 • Daily production of 4,430 Boe (26.6 MMcfe)
 • Proved reserves of 27.9 MMBoe (167.3 Bcfe)
 • Unparalleled upside opportunities
 ▪ 158 proved undeveloped locations (excluding Bakken)
 ▪ Numerous additional identified locations
 ▪ 85% of PDP hedged through 2012 and 70% in 2013
 ▪ $74.96 per barrel and $6.38 per MMbtu
 • NASDAQ: AXAS
 • Fully diluted shares outstanding: ~76 million
 ▪ ~50% institutional
 ▪ ~10% insider
 • Current average trading volume: ~470,000 shares per day
 • Total long-term debt: ~$145 million

Overview of Properties

Property Overview
➢ Predictable, long-lived production
 ▪ R/P ratio of 16.9 years (PD of 9.3 years)
 ▪ Conventional and unconventional reservoirs
➢ 1,811 gross (429 net) producing wells: average working interest 24%
 ▪ ~690 gross (250 net) wells/units comprise top 90% by PV
➢ Substantial inventory: 158 proved undeveloped locations (plus Bakken)
 ▪ Numerous additional identified locations
➢ 307,310 gross (160,141 net) acres
 ▪ No material lease expiry issues or drilling commitments
➢ Operational control - over 80% of PV10
 ▪ Over 30 years of operational history
 ▪ Efficient, low-cost operator
 ▪ Long history of drilling success

High Quality Assets
ND
SD
MT
WY
CO
UT
TX
OK
AR
LA
Proved Reserves (MMBoe): 27.9
 - Proved Developed: 55%
 - Gas/Oil %:   71/29%
 - Operated: 83%
Abraxas Petroleum Corporation
Net proved reserves as of June 1, 2009
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play

Coast
27%
Mountain
25%
Mid-
Continent
12%

Coast
27%
Mountain
27%
Mid-
Continent
16%
Permian

Reserve / Production Summary
Proved Reserves - 27.9 MMBoe
Production - 4,430 Boepd
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009
Rocky
Permian
Basin
36%
Gulf
Rocky
Basin
30%
Gulf

3.0
2.5
2.0
1.5
1.0
0.5
-
MMBoe
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
PDP
PDNP
PUD

Production Profile
Net proved reserves as of June 1, 2009
Next 5 years - 9%
Thereafter - 8%
Projected Annual PDP Decline Rate

ND
SD
MT
WY
CO
UT
TX
OK
LA
Unparalleled Upside Potential
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Medicine Pole Hills Unit
Bowman Co., ND
2 PUD
Red River B: 9,350’
Operator: Continental
Cow Hollow Field
Lincoln Co., WY
32 PUD
Frontier: 11,000’
Operator: Kerr-McGee
Pittsburg County CBM
Pittsburg Co., OK
53 PUD
Hartshorne Coal: 3,000’
Operator: Chesapeake / Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
10 PUD (4 PDNP)
Edwards: 13,500’
Operator: Abraxas
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Oates SW
Pecos Co., TX
5 PUD
Devonian: 14,000’
Montoya: 16,000’
Operator: Abraxas
ROC Complex
Ward Co., TX
7 PUD
Devonian: 13,000’
Montoya: 14,000’
Operator: Abraxas
Bakken
Shale Play
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Wolfberry Trend
Natural Buttes Field
(Chapita Wells Unit)
Uintah Co., UT
20 PUD
Wasatch: 7,000’
Operator: EOG Resources
Roosevelt Field
Billings Co., ND
4 PUD
Nisku: 10,000’
Operator: Abraxas/Summit
North Fork Field
McKenzie Co., ND
6 PUD
Bakken: 10,000’
Red River: 14,000’
Operator: Abraxas
Comertown South Field
Sheridan Co., MT
2 PUD
Red River: 11,000’
Operator: Abraxas
Eastern Shelf
Coke Co., TX
3 PUD
Strawn 6,700’
Operator: Abraxas
Beulah Coleman
Midland Co., TX
5 PUD
Devonian: 11,000’
Operator: Abraxas
Barnett / Woodford
Shale Play
Eagle Ford
Shale Play

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Portilla, South Texas • 2 vertical wells • 9,000’ Frio • Q1 2010 • AXAS 100% WI	Bakken/Three Forks, North Dakota • BTA operated • Completing • AXAS 10% WI
Normanna, South Texas • 10,000’ Wilcox • Q1 2010 • AXAS 20%/40% WI	Granite Wash, Texas Panhandle • 2 wells • Cimarex / Mewbourne operated • Drilling • AXAS <1-8% WI
Spires Ranch, West Texas • 7,000’ Ellenburger • Testing • AXAS 100% WI
Non-op wells gather information

Business Plan
 ▪ Closed merger - October 5th
 ▪ Allocate portion of 2010 CapEx to Bakken
 ▪ Investigate Bakken acceleration
 ▪ Financial partner
 ▪ Industry farmout
 ▪ Non-core asset sales
 ▪ Pay down debt
 ▪ 50/50 oil/gas production mix by end of 2010
 ▪ Awareness of NOL preservation
 ▪ Increase Eagle Ford position
 ▪ Principally in oil leg
 ▪ Increase investor interest
 ▪ Increase analyst coverage

NASDAQ: AXAS

Appendix

Rocky Mountain
➢ 7.0 MMBoe of proved reserves
➢ 75% proved developed
➢ 75% crude oil
➢ 1,175 Boepd of production
➢ 15.7 R/P ratio
➢ 894 gross (110 net) producing wells
➢ 67 PUD locations
➢ 97,279 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Unita Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Medicine Pole Hills Unit
Bowman Co., ND
2 PUD
Red River B: 9,350’
Operator: Continental
Natural Buttes Field
(Chapita Wells Unit)
Uintah Co., UT
20 PUD
Wasatch: 7,000’
Operator: EOG Resources
Cow Hollow Field
Lincoln Co., WY
32 PUD
Frontier: 11,000’
Operator: Kerr-McGee
Bakken Shale Play / Three Forks / Sanish
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009
Roosevelt Field
Billings Co., ND
4 PUD
Nisku: 10,000’
Operator: Abraxas/Summit
North Fork Field
McKenzie Co., ND
6 PUD
Bakken: 10,000’
Red River: 14,000’
Operator: Abraxas
Comertown South Field
Sheridan Co., MT
2 PUD
Red River: 11,000’
Operator: Abraxas

Mid-Continent
➢ 3.4 MMBoe of proved reserves
➢ 73% proved developed
➢ 85% natural gas
➢ 711 Boepd of production
➢ 13.0 R/P ratio
➢ 602 gross (103 net) producing wells
➢ 53 PUD locations
➢ 22,937 net acres
➢ Primary producing basins include:
 ▪ Anadarko Basin (Western OK)
 ▪ Arkoma Basin (Eastern OK)
 ▪ ARK-LA-TEX
➢ Cana Shale (Cimarex, Devon, Chesapeake) - HBP
➢ Haynesville Shale - HBP
TX
KS
OK
AR
LA
Haynesville
Shale Play
Central Anadarko
Cana - Woodford
Shale Play
Pittsburg County CBM
Pittsburg Co., OK
53 PUD
Hartshorne Coal: 3,000’
Operator: Chesapeake / AXAS
Area of Operations
Overview
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009

Permian Basin
Permian Basin
➢ 10.1 Bcfe of proved reserves
➢ 39% proved developed
➢ 83% natural gas
➢ 1,330 Boepd of production
➢ 19.7 R/P ratio
➢ 236 gross (161 net) producing wells
➢ 30 PUD locations
➢ 31,237 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
➢ Barnett / Woodford Shale - fee minerals
TX
Oates SW
Pecos Co., TX
5 PUD
Devonian: 14,000’
Montoya: 16,000’
Operator: Abraxas
ROC Complex
Ward Co., TX
7 PUD
Devonian: 13,000’
Montoya: 14,000’
Operator: Abraxas
Area of Operations
Overview
Beulah Coleman
Midland Co., TX
5 PUD
Devonian: 11,500’
Operator: Abraxas
Millican Reef Unit
Coke Co., TX
3 PUD
Strawn: 6,700’
Operator: Abraxas
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009

Gulf Coast
Gulf Coast
➢ 7.4 Bcfe of proved reserves
➢ 49% proved developed
➢ 92% natural gas
➢ 1,214 Boepd of production
➢ 17.2 R/P ratio
➢ 79 gross (55 net) producing wells
➢ 13 PUD locations
➢ 8,688 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
➢ Eagle Ford Shale - HBP
 ▪ Currently leasing addtional acreage
TX
LA
AL
MS
Portilla Field
San Patricio Co., TX
3 PUD (2 PDNP)
Frio: 7,000’
Vicksburg: 9,000’
Operator: Abraxas
Edwards Trend
DeWitt / Lavaca Co., TX
10 PUD (4 PDNP)
Edwards: 13,500’
Operator: Abraxas
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves as of June 1, 2009
Daily net production for the quarter ended September 30, 2009

Operator: Continental Resources
Average IP: 185 Boepd
WI: 4%
ND
WY
UT
OK
WI: 4%
AR
TX
LA

2008-2009 OBO Drilling Activity
23 wells drilled in 2008
7 wells drilled in 2009
Chapita Wells Unit
Uintah County, UT
Operator: EOG Resources
Average IP: 1.1 MMcfepd
WI: 1%
7 wells drilled in 2008
Medicine Pole Hills West Unit
Bowman County, ND
3 wells drilled in 2008
1 well drilled in 2009
Mansfield Prospect
Scott County, AR
Operator: XTO Energy
Average IP: 2.2 MMcfepd
2 wells drilled in 2008
1 well drilled in 2009
Bear Creek Field
Bienville Parish, LA
Operator: El Paso
Average IP: 2.3 MMcfepd
WI: 2%
1 well drilled in 2008
Red Oak Prospect
Latimer County, OK
Operator: Unit Petroleum
IP: 2.1 MMcfepd
WI: 12%
2 wells drilled in 2008
Cow Creek / Moxa Arch
Lincoln County, WY
Operator: Kerr McGee
Average IP: 1.2 MMcfepd
WI: 1%
1 well drilled in 2008
2 wells drilled in 2009
Sawyer Field
Sutton County, TX
Operator: Highmount
Average IP: 0.2 MMcfepd
WI: 4%
2 wells drilled in 2009
Bakken / Three Forks
McKenzie / Divide Counties, ND
Operator: Continental Resources / BTA
IP: 760 Boepd / completing
WI: 1-10%
3 wells drilled in 2009
Granite Wash
Hemphill County, TX
Operator: Cimarex /
Mewbourne
WI: 1-8%

NASDAQ: AXAS